Letter to Shareholders from Marcus Lemonis, Executive Chairman and CEO
Nashville, Tennessee – August 4, 2026 – Bed Bath & Beyond, Inc. (NYSE: BBBY) (“Bed Bath & Beyond” or “BBBY”) has issued the following letter from Marcus Lemonis, Executive Chairman and Chief Executive Officer of Bed Bath & Beyond:
To Our Shareholders,
Somewhere tonight, there will be a family at a kitchen table with a laptop open and a stack of statements between them. They will call it the family plan, and what it really is, is a monthly profit and loss statement for a household: the cash coming in from wages and side work and whatever else they have managed to put together, and the cash going out, starting with the mortgage and the taxes and the insurance, then the payments that move a little from month to month, then everything that varies, down to the last line. This month the balance at the bottom will be positive, and it has been for a while now, because they have been careful and they have been patient. So, the conversation will turn to what to do with it, and the question on the table will be whether to renovate the home they are in or sell it and buy the one their family has grown into. They will work back up through the sheet line by line looking for the answer, from the rate on the mortgage to what the insurance would cost somewhere else, what a kitchen remodel would really cost, and what the house down the street sold for, and what they will run out of is not effort or discipline. It is facts, and tools, and someone who can tell them what any of it actually means for them.
That is where we come in. The average family stays in a home for roughly eleven years, and we exist to make those eleven years simpler and more affordable. Wherever a family joins us on that journey, whether they are buying, owning, improving, or moving on, we intend to have enough intelligence to help them through whatever comes next, built for their circumstances and for the neighborhood they actually live in. No matter who you are or where you are on that journey, this company is built to move your family forward.
That is also the story of this company. What began as a massive turnaround has become a holistic transformation: eight quarters of meaningful operating improvement, and now two consecutive quarters of revenue growth after nineteen quarters in the other direction. Two quarters is not a victory and we have no intention of treating it as one, but it is the first hard evidence that the direction of this business has changed. Somewhere along the way we stopped working like a company being rescued and started working like a company being grown, and the difference shows up in where our attention goes. A company in rescue spends its time on what is wrong; a company built for growth spends its time on what is still available, and most of what sits in front of us now falls into that second category.
Our mandate through all of it has remained remarkably simple: build a company that makes homeownership simpler and more affordable while creating long-term value for our shareholders. Those objectives have never been viewed as competing priorities, because we believe they reinforce one another: the better we serve homeowners, the stronger our business becomes, and every acquisition, every investment, every organizational change, and every operational decision has been measured against that mandate. Affordability has been hit from two sides: the cost of the home itself, and the cost of everything that wraps around and runs through the entire period of owning it. Very few companies stand on both sides of that at once. We do. That philosophy has also produced measurable progress, as we’ve improved our operating performance, expanded our capabilities, integrated acquisitions, strengthened execution, and continued investing in the future while maintaining discipline in how we allocate capital. The transformation of our business has been matched by the transformation of our leadership team, and many of the leaders helping shape our future joined us through acquisitions, bringing entrepreneurial experience, operating discipline, and deep expertise that complements the exceptional talent already inside our company. Together they are building a culture that embraces accountability, collaboration, innovation, and execution.
The order of that work has been deliberate. Our first letter laid out the intent, and we then walked you through the three pillars so that you could see the architecture rather than take our word for it. After that we showed you examples, and we made deals that brought those examples to life. What we are doing now is integrating those businesses, capturing the capabilities they brought with them, and retiring what we no longer need. That is the phase we are in today, and it is the work the rest of this letter describes.
As the company evolved, it became increasingly clear that the future would never be defined by a single brand, a single product, or even a single business, but by how intelligently we connected everything we do. That realization fundamentally changed the way we thought about serving our customers, and rather than operating as independent businesses, we began organizing the company around three interconnected pillars: Omni-Channel Retail, Home Services, and Home Ownership. Retail helps customers create a home they love, Home Services helps them improve, maintain, and protect it, and Home Ownership brings together the financial, transactional, and advisory capabilities that support one of life’s most important investments. Home Ownership works on the first side of affordability, the cost of the home itself, while Retail and Home Services work on the second, the cost of everything that wraps around it. Individually, each pillar creates value; together, they will create an ecosystem that allows us to serve customers before they purchase a home, while they own it, as they improve it, and when they ultimately decide to sell or transfer it. Every relationship strengthens the next, creating a business that becomes more valuable over time because each pillar supports the others.
It is worth pausing on what actually sits inside those pillars, because these are capabilities, each one either owned, signed and to be closed, or being developed today. In Omni-Channel Retail they include the products our brands are known for, along with registries and gifting for the moments a family celebrates. In Home Services they include renovation services, flooring, carpet, closets, kitchens, garage systems, and organizing, staging, decorating, and holiday decorating services, along with partnerships with a variety of other home service providers in areas such as home maintenance and landscape architecture. In Home Ownership they include real estate brokerage, cash offer programs, property and casualty insurance, home warranties, credit union services through partnership, and title, including title on blockchain and the tokenization of real-world assets. And across all three pillars they include educational services, platforms, and resource centers that will be delivered through our proprietary agent, Norm, which we are actively building today, with its first customer facing version planned for later this year. We list them not as a catalog but to make a point: the breadth a family needs across eleven years of ownership already lives inside this company.
That system was not an accumulation of businesses; it was designed. Every acquisition has been measured against whether it strengthens a pillar, connects two of them, or closes a gap in our mandate, and against whether it will be accretive. That architecture, and the test we apply to it, are the go-forward rather than a phase we passed through on the way to something else. Our marquee brands are either acquired or definitively signed to close, and by year end, through those closings, the operating footprint we set out to build will be underneath us. That is a starting position, not a destination. From time to time our own data will show us white space, either a hole inside a pillar or a capability missing from our mandate, and when it does we expect a tuck-in. What has changed is that additions are now chosen rather than required: we buy because something makes this platform better, not because something is missing that we cannot operate without.
The more we developed those pillars, the more we recognized that our business wasn’t really organized around a national market; it was organized around neighborhoods. Every retail purchase, every mortgage, every title policy, every installation, every remodeling project, every insurance relationship, every service call, and every real estate transaction begins and ends in a neighborhood, and every neighborhood has its own housing stock, demographics, economics, buying patterns, and opportunities. Looking at our business through that lens changed the way we think about merchandising, marketing, services, financing, technology, and ultimately the customer experience itself. We don’t build one national strategy and hope it fits everyone; we build neighborhood strategies that can scale nationally. That lens also has to work in the other direction, because the same information that lets us understand a single neighborhood has to let us look at a region, a housing type, or any other cut of our business that has something to tell us.
As our thinking continued to evolve, we realized that connecting those neighborhoods with our three pillars required more than another operating company or another consumer brand. It required an intelligence layer capable of bringing every part of the business together, and that layer ultimately became Neighborhood Intelligence. Neighborhood Intelligence is much more than our new corporate identity, because it encompasses the data we collect, the technology we build, the intelligence we apply, the workflows we redesign, the trusted brands we operate, the financial infrastructure we continue to expand, the blockchain and tokenization capabilities we believe will become increasingly important to the future of ownership, and, most importantly, the people who bring all of those capabilities together every day. Internally, it helps us eliminate unnecessary infrastructure, simplify workflows, improve decision-making, modernize operations, and operate more efficiently; externally, it connects products, services, financing, information, and expertise into a seamless experience that helps make homeownership simpler, more transparent, and more affordable. As we connect those capabilities, we will use customer and business data responsibly, subject to customer choice, applicable privacy and consumer-protection requirements, contractual and licensing restrictions, appropriate information-sharing boundaries, and rigorous security and data-governance controls.

Intelligence makes us better listeners: every interaction is an opportunity to listen, every relationship an opportunity to learn, and every lesson should produce a better outcome for our customers. Every conversation, every purchase, every installation, every mortgage, every title policy, every service call, and every interaction across our businesses is a whisper from our customers, and while those whispers have value individually, connected together they become insight, and that insight empowers our people to make better decisions, anticipate needs earlier, reduce unnecessary coordination, and lower the cost of delivering products and services. No relationship produces more of those whispers than retail: our stores, websites, marketplaces, and brands help millions of families create homes they love while earning trust through every interaction, and they are where we keep sharpening merchandising, product development, sourcing, planning, allocation, and the customer experience. Those disciplines create value on their own; their larger value is what they teach us about the evolving needs of homeowners over time. Too much of the work performed in business today is spent on coordination rather than contribution, and intelligence allows us to remove that friction so our people can spend more time listening, thinking strategically, building relationships, exercising judgment, and serving our customers. Everything we do, internally and externally, must ultimately make homeownership simpler and more affordable. We are not building technology to replace relationships; we are building intelligence that helps us strengthen them.
Removing coordination is not an abstraction, and it has a number attached to it. By bringing all of our ultimate businesses together onto one platform, we believe that over the next twelve months we can remove more than fifty million dollars of annualized cost. That work is already defined: we will eliminate non-performing assets, consolidate disciplines and shared resources, improve the cost of our supply chain infrastructure, and eliminate or consolidate third-party services, software agreements, and locations that exist for no better reason than that these businesses arrived here separately. We would not call it cost cutting; we would call it finishing the merger. A great deal of what we described when we acquired these businesses is still in front of us: procurement leverage across the entire portfolio rather than brand by brand, one distribution network instead of parallel ones, one customer relationship across three pillars instead of paying three separate times to earn it. Taking cost out and putting money in are not two separate efforts here but one and the same, because what we retire is what funds what we build, and a meaningful share of what pays for this next phase is generated by the phase itself. We believe the growth of the company, combined with that infrastructure shedding, positions us to become a mid-to-high EBITDA business in a mid-cycle housing market. That matters not only because it makes us a more efficient operator, but because every dollar of sustainable earnings and cash flow we create increases our capacity to invest in our platform, serve our customers, and deliver long-term shareholder value.
Technology enables that vision, but it is not the vision itself, and we view technology differently than many companies. Our objective is not to become a technology company, and our capital priorities remain focused on our core business, not on building bespoke technology solutions in-house. Much of what we do spend goes toward removing long-term technical debt and the legacy software agreements we inherited, several of which cost us money every year and hold our own data inside them, and every one we retire is a permanent reduction rather than a one-time benefit. Technology and data are our operating system, and that system has to span the entire platform so that a customer experiences one relationship with us rather than eight. We believe the better strategy is to leverage the best available open-source and commercial technologies, equip our people to use them effectively, and invest where we create lasting competitive advantage: our proprietary data, our operating capabilities, and the way our three pillars work together. In the end, our long-term advantage is not simply the brands we own but the operating system we are building. It allows us to integrate businesses faster, share capabilities more effectively, make better decisions through customer intelligence, remove unnecessary cost, and continuously strengthen every pillar of our company. As the platform grows, so does the value each business contributes to the whole.
Those operating capabilities begin with supply chain, which is the largest and the longest of the investments we are making. Friction left inside a business becomes cost of goods, and cost of goods becomes price, which makes supply chain the most direct thing we can do about affordability. It is far more than logistics: it is inventory management, procurement, vendor diversification, and regionalized sourcing so that we can anticipate geopolitical change rather than absorb it after the fact, and it is also how we make proper use of the brands and intellectual property we own and license, because today most of that is monetized as a storefront when it should also be monetized as product. We still have brands that source separately, warehouse separately, and negotiate separately, which means we pay more than we need to for goods we buy in common, and we still carry inventory that turns too slowly, which is our own money sitting still. The measure is gross margin return on inventory investment: the right product, at the right cost, in the right place, at the right time. We are not sharp enough here yet, but that is a knowable gap, it responds to attention and to money, and it is why supply chain sits at the top of our list.
There is a similar gap in how we bring new businesses in, because today integration is something we assemble rather than something we run. We are building a system that turns it into a process, so that each tuck-in costs less than the one before it and every capability we acquire reaches the rest of the platform faster.
That same philosophy extends to the investments we are making in businesses such as GrainChain and tZERO. We believe blockchain, tokenization, digital title, and modern ownership infrastructure have the potential to become meaningful components of the future of property ownership, and whether through more efficient settlement, digital ownership records, tokenized ownership structures, or new financial products, these technologies can reduce friction, improve transparency, and expand access while lowering costs over time. They are not separate initiatives or technology experiments but capabilities we already possess, ones that strengthen the broader platform we’re building and reinforce the same mission that has guided us from the beginning.
When we stepped back and looked at everything we had built, it became clear that our corporate identity should evolve as well. Today, our parent company becomes Neighborhood Intelligence, we will begin listing on Nasdaq under the ticker NXH, with our last day on the NYSE on August 14 and our first day on Nasdaq on August 17, and we will relocate our corporate headquarters to Nashville, Tennessee. Those decisions reflect the company we have become and continue to build. The new corporate identity also helps align the market’s perception of the business with its current reality: a diversified platform built around Home Ownership, Home Services, and Omni-Channel Retail. While Bed Bath & Beyond remains one of our most recognized consumer brands, the parent company’s new identity better reflects the breadth of capabilities that now exist across the enterprise. Our current and planned operating brands will remain at the center of our customer relationships: Bed Bath & Beyond, The Container Store, Kirkland’s, Lumber Liquidators, Cabinets To Go, Overstock, buybuy BABY, the Home Services businesses, and the Home Ownership businesses. They are the trusted experts our customers know. Neighborhood Intelligence is the intelligence layer that connects them, and it does not replace the role of our consumer brands. It makes each of them smarter, more connected, and more valuable while preserving the unique identity and trust our customers already know. The intelligence layer strengthens the brands; it does not redefine them.
Our decision to move to Nasdaq reflects our long-term commitment to innovation, technology, and data, and our decision to relocate to Nashville reflects the culture we are building and the talent we intend to attract. Nashville is already home to several of our largest businesses and provides an outstanding environment for entrepreneurship, technology, creativity, and collaboration. Those decisions are not departures from our past; they are investments in our future.
We are also mindful of when we made these investments. A company in rescue buys what it must; a company built for growth buys when the price is right. Good assets are inexpensive at this point in the cycle, and quality businesses are available at prices that will not be available at the other end of it. We are buying in the trough, and we intend to keep doing so for as long as that window is open. The market data makes the point plainly: roughly four million existing homes changed hands over the past year, against a long-run norm of well more than five million and prior peaks above six and seven million. When we describe a mid-cycle housing market, that is all we are assuming, a return to normal rather than a return to the peak. And while transactions rise and fall with the cycle, the installed base does not. There are more than eighty-five million owner-occupied homes in this country, a population that grows every year, and each one is on its own eleven-year journey, needing to be furnished, maintained, improved, insured, and someday sold. We have not built this company on a material dependence on new home sales; we have built it on that growing population of homes, and we operate in the neighborhoods where that growth justifies the investment and the operations. Transactions are how families enter and leave the journey; the years in between are where most of the living, and most of the spending, happens, and our three pillars were built so that no part of the cycle finds us without a business in season. Buying in the trough gave us the ability to acquire great capabilities backed by category and discipline leading brands, where the sum is materially better than the parts. We are not a consolidation or a rollup play; we are an assembler and builder of capabilities with a unified mandate to make homeownership simpler and more affordable, and we do that through data and intelligence that remove coordination and cost while the business benefits from its own scale. Because the timing of closings, contract expirations, and sourcing commitments does not follow a neat calendar, we will keep flexibility in how and when we fund this work rather than force it into a single moment.
There is no question that what we are building is ambitious. Integrating businesses, transforming technology, redesigning processes, and connecting three operating pillars through a common intelligence layer requires exceptional execution, and the work ahead is significant enough that we recognize the responsibility that comes with it. At the same time, confidence comes from the progress we’ve already demonstrated, the leadership team we’ve assembled, the technology transformation underway across the company, and the discipline with which we continue to execute. The returns from this work are not exotic: a lower cost of goods, fewer systems and fewer agreements, less duplicated overhead, inventory that moves, and a customer who finds us easier to do business with because we behave like one company instead of a collection of them. Profitability is a byproduct of delivering on that mandate, not a goal we chase directly, and reinvention is never a single event but a continuous process of improving, integrating, learning, and adapting.
Today’s announcement is the public expression of that process, and what began as a massive turnaround has become a holistic transformation. We believe the foundation we’ve built positions us to continue simplifying homeownership, strengthening our competitive position, and creating lasting value for our customers, our employees, and you, our shareholders. The work ahead is exciting, and we look forward to sharing that journey with you.
Thank you for your continued confidence and support.
Sincerely,
Marcus Lemonis
Executive Chairman and Chief Executive Officer
Bed Bath and Beyond, Inc.
About Bed Bath & Beyond
Bed Bath & Beyond, Inc. (NYSE:BBBY), soon to become Neighborhood Intelligence and expected to be issued on Nasdaq under ticker NXH starting August 17, is a data and technology company focused on simplifying homeownership and making it more affordable. Through three interconnected pillars—Omni-Channel Retail, Home Services, and Home Ownership—the company uses proprietary data, technology, and neighborhood-level intelligence to connect products, services, financing, and expertise into a seamless customer experience.
The company's portfolio includes Bed Bath & Beyond, Overstock, buybuy BABY, Kirkland's, The Container Store, and, upon completion of the merger, Lumber Liquidators, Cabinets To Go, and Closet Works, as well as an expanding portfolio of Home Services and Home Ownership businesses. Together, these businesses help customers create, improve, maintain, protect, finance, and transition their homes while serving them throughout the homeownership journey.
Connecting every part of the business is Neighborhood Intelligence, the company's intelligence layer. It leverages proprietary data, artificial intelligence, modern technology, blockchain, tokenization, and innovative financial infrastructure to improve decision-making, reduce friction, enhance operational efficiency, and deliver a more connected customer experience. By combining neighborhood-level intelligence with trusted brands and integrated capabilities, the company helps customers make more informed decisions while lowering the overall cost and complexity of homeownership.
 The company is committed to innovation, disciplined execution, and making homeownership simpler and more affordable while creating long-term value for its customers, employees, partners, and shareholders.

Cautionary Note Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding: plans and strategies for the Company; planned acquisitions; expected change in listing exchange, ticker, and name change; our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information and the success and timing of any of the foregoing. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: uncertainties of the consummation of the proposed transaction with Fathom Holdings Inc. and F9 Brands, Inc.; and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, as such factors may be updated from time to time in the Company’s subsequent filings with the SEC.

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